UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 10, 2013


                        LEGACY TECHNOLOGY HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------

               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 422-8127
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment - Secretary

In 2011,  Ms. Kristi  Kampmann was  appointed the Corporate  Secretary of Legacy
Technology Holdings, Inc.

Ms. Kampmann  served as a director of ASPI, Inc. from May 2009 through  November
2009.  Ms.  Kampmann  served as the Chief  Financial  Officer  of Vyta Corp (nka
BioLabs Naturals, Inc.) from October 1999 through February 2007. Ms. Kampmann was the Secretary of Vyta Corp from February 1998 through February 2007. She served as the Chief Financial Officer of Intercell International Corporation
(nka China Crescent Enterprises, Inc.) from October 2003 through August 2006 and as its Secretary from July 1999 through August 2006, assisting in its filing of and withdrawal from Chapter 11 proceedings. During the period of June 1997 through February 2007, she also worked in the capacity the administrative assistant to the Chief Executive Officer and Chief Financial Officers for both
Vyta Corp and Intercell International Corporation. Since March 2007 to date, she has worked in the capacity of a Financial Reporting Consultant/Paralegal with Michael A. Littman, Attorney at Law.

Ms. Kampmann received an MBA from the University of Colorado, Denver in December
2001. Ms. Kampmann graduated from the Denver Paralegal Institute in 1996 and received a B.A. from the University of Minnesota in Morris in 1995, majoring in Political Science with a minor in Business Management.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        LEGACY TECHNOLOGY HOLDINGS, INC.



                               By: /s/Redgie Green
                                   ----------------
                                      Redgie Green, Chief Executive Officer


 Date: January 10, 2013